Exhibit 24.1


                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Lewis W. Bernard
                                       -------------------------------------
                                       Lewis W. Bernard

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Mathis Cabiallavetta
                                       -------------------------------------
                                       Mathis Cabiallavetta

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Peter Coster
                                       -------------------------------------
                                       Peter Coster

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Charles A. Davis
                                       -------------------------------------
                                       Charles A. Davis

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Robert F. Erburu
                                       -------------------------------------
                                       Robert F. Erburu

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Oscar Fanjul
                                       -------------------------------------
                                       Oscar Fanjul

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Jeffrey W. Greenberg
                                       -------------------------------------
                                       Jeffrey W. Greenberg

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Ray J. Groves
                                       -------------------------------------
                                       Ray J. Groves

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Stephen R. Hardis
                                       -------------------------------------
                                       Stephen R. Hardis

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Gwendolyn S. King
                                       -------------------------------------
                                       Gwendolyn S. King

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ The Rt. Hon. Lord Lang of Monkton, DL
                                       -----------------------------------------
                                       The Rt. Hon. Lord Lang of Monkton, DL

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Lawrence J. Lasser
                                       -------------------------------------
                                       Lawrence J. Lasser

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ David A. Olsen
                                       -------------------------------------
                                       David A. Olsen

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ William L. Rosoff
                                       -------------------------------------
                                       William L. Rosoff

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Morton O. Schapiro
                                       -------------------------------------
                                       Morton O. Schapiro

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Adele Simmons
                                       -------------------------------------
                                       Adele Simmons

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ A.J.C. Smith
                                       -------------------------------------
                                       A.J.C. Smith

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the others and with full power of substitution, to act in the name and on behalf of the undersigned to sign or to transmit electronically a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, for the registration of up to $3,000,000,000 aggregate principal amount of debt securities, equity securities and warrants for the purchase thereof of MMC to be issued from time to time, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre- and post-effective amendments), and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission on behalf of MMC, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or proper in connection with such filings as fully as could the undersigned if then personally present and acting, hereby ratifying and confirming all that each of such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 17th day of July, 2003.


                                       /s/ Sandra S. Wijnberg
                                       -------------------------------------
                                       Sandra S. Wijnberg